UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	July 23, 2018
ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)
Utah	001-12307	87-0227400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One South Main, 11th Floor, Salt Lake City, Utah		84133
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		801-844-7637

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02    Results of Operations and Financial Condition.
On July 23, 2018, Zions Bancorporation (“the Company”) announced its financial results for the quarter ended June 30, 2018 and its intent to host a conference call to discuss such results at 5:30 p.m. Eastern Time on July 23, 2018. The press release announcing the financial results for the quarter ended June 30, 2018 is attached hereto as Exhibit 99.1 and incorporated herein by reference. A presentation used in conjunction with the conference call regarding the Company’s second quarter financial results is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 8.01    Other events.
On July 23, 2018, the Company issued a press release announcing the financial results for the quarter ended June 30, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A presentation used in conjunction with the conference call regarding the Company’s second quarter financial results is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Important Additional Information and Where to Find It
In connection with the proposed merger (the “merger”) of Zions with and into its national bank subsidiary, ZB, N.A., Zions filed a definitive proxy statement with the United States Securities and Exchange Commission (the “SEC”) on July 24, 2018. The definitive proxy statement and other relevant documents will be furnished to the Company’s shareholders on or about August 3, 2018. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Zions free of charge by contacting: Investor Relations, Zions Bancorporation, One South Main Street, 11th Floor, Salt Lake City, Utah 84133, (801) 844-7637.

Participants in Proxy Solicitation
Zions and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Zions’s shareholders in connection with the merger. Information about the directors and executive officers of Zions and their ownership of Zions stock is set forth in Zions’s Annual Report on Form 10-K for the year ended December 31, 2017 and the proxy statement for Zions’ 2017 Annual Meeting of Shareholders. Investors may obtain additional information regarding the interests of such participants by reading the definitive proxy statement for the proposed merger which was filed with the SEC on July 24, 2018.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit 99.1Press Release dated July 23, 2018.

Exhibit 99.2Earnings Release Presentation dated July 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

By:	/s/ Paul E. Burdiss
Name:	Paul E. Burdiss
Title:	Executive Vice President and Chief Financial Officer

Date: July 24, 2018